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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549-1004

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of report
(Date of earliest event reported)   November 11, 1999
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                           Orleans Homebuilders, Inc.
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             (Exact name of registrant as specified in its charter)


           Delaware                       1-6830                 59-0874323
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


One Greenwood Square, 3333 Street Road, Suite 101, Bensalem, PA      19020
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number, including area code:        (215)245-7500
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On November 11, 1999, KPMG LLP ("KPMG"), the Registrant's principal independent accountants, were dismissed and PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") was engaged as the Registrant's principal independent accountants for the fiscal year ending June 30, 2000. The decision to dismiss KPMG and engage PricewaterhouseCoopers was approved by the Audit Committee of the Board of Directors of the Company.

         The reports of KPMG and PricewaterhouseCoopers (collectively, the "Former Accountants") on the two fiscal years ended June 30, 1999 and 1998, respectively, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with their audits for the two fiscal years ended June 30, 1999 and 1998 and through November 11, 1999, there have been no disagreements with the Former Accountants on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountants would have caused them to make reference thereto in their reports on the financial statements for such years.

         During the two fiscal years ended June 30, 1999 and 1998 and through November 11, 1999, there were no "reportable events" as defined by Item 304
(a)(1)(v) of Regulation S-K.

         The Registrant has requested that KPMG furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter has been filed as an exhibit to this filing on Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  16 - Letter dated November 17, 1999, from KPMG LLP, the
                       Registrant's former principal accountant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            ORLEANS HOMEBUILDERS, INC.


November 17, 1999           By:           /s/  Joseph A. Santangelo
                               -------------------------------------------------
                                             Joseph A. Santangelo
                               Chief Financial Officer, Secretary and Treasurer


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                                  EXHIBIT INDEX



Exhibit
Number                Description
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16            Letter dated November 17, 1999 from KPMG LLP to the United States
              Securities and Exchange Commission